UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-01545
Eaton Vance Special Investment Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Short Term Real Return Fund Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2011
Eaton Vance
Short Term Real Return Fund
Table of Contents

Management’s Discussion of Fund Performance	2
Performance	3
Fund Profile	4
Endnotes and Additional Disclosures	5
Fund Expenses	6
Financial Statements	7
Report of Independent Registered Public Accounting Firm	21 and 32
Federal Tax Information	22
Management and Organization	33
Important Notices	36

Eaton Vance
Short Term Real Return Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
U.S. government securities generated solid gains for the 12 months ending October 31, 2011, helped primarily by strong second-half results that stemmed primarily from a global flight to quality assets and accommodative monetary policies.
Although the interest-rate backdrop remained favorable throughout the entire year as the Federal Reserve Board (the Fed) held policy rates between 0.00% and 0.25%, U.S. government securities languished during much of the first half of the period. At that time, improved economic data and rising commodity prices suggested growing inflation pressures and triggered worries about imminent interest-rate hikes. These developments prompted many investors to shun U.S. government securities and seek opportunities among riskier asset classes.
In the second half of the period, the investment backdrop became increasingly more favorable for U.S. government securities. Initially, global economic growth showed signs of decelerating, which raised the odds of a U.S. recession, tempered investors’ worries about rising interest-rates and inflation, and fueled their appetite for investments that historically had provided safe havens amid periods of economic and market uncertainty. Meanwhile, new accommodative policies from the Fed aimed at keeping interest rates low also bolstered demand for U.S. government-backed investments. In August, the Fed stated its plan to keep policy rates at or near zero until at least mid-2013. At its next meeting in September, the Fed announced further monetary stimulus with its maturity extension program. Dubbed “Operation Twist,” this program involved the central bank’s swapping its short-term holdings for longer-term Treasury bonds. Against this already favorable backdrop for high-quality fixed-income securities, investor demand further intensified in late summer, despite the contentious tone of the debate to increase the U.S. debt ceiling and Standard & Poor’s resultant decision to downgrade the country’s long-term credit rating. Investors flocked to high-quality U.S. government bonds amid deepening financial stress in Europe, slowing worldwide economic activity and severe global equity markets volatility.
The floating-rate loan market generated strong gains during the first half of the period, driven by favorable technical conditions and improving issuer fundamentals. Heavy inflows into prime rate mutual funds, increased refinancing activity and a general improvement in the overall tone of the market bolstered demand and, in turn, lifted prices. Issuer fundamentals also improved as various measures of earnings growth rose. Furthermore, default rates remained low. The loan market’s performance began to falter in May and June when the new issue supply of floating-rate loans increased and demand dwindled in response to growing uncertainty about the prospects for both the U.S. and global economies. In October of 2011, the floating-rate loan market rebounded somewhat as worries about higher interest rates resurfaced and investors’ appetite for riskier asset classes improved.
Fund Performance
For the fiscal year ending October 31, 2011, Eaton Vance Short Term Real Return Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 5.22%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury Index (the Index),2 returned 5.26% during the period.
The Fund nearly matched its benchmark despite its large weighting in floating-rate loans, which were out of favor during much of the period. The European financial crisis and the slowing U.S. economy lessened the market’s appetite for bank debt.
The Fund’s shorter duration versus the Index also detracted from performance. Fixed-income instruments with shorter maturities have historically underperformed those with longer maturities during periods when interest rates are declining, a trend that occurred during the past 12 months.
Conversely, the Fund’s performance benefited from the significant weighting relative to the Index in U.S. Treasury Inflation-Protected Securities (TIPS). Market volatility that occurred during the past year contributed to the popularity of TIPS, which are backed by the U.S. government’s full faith and credit.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Short Term Real Return Fund
October 31, 2011
Performance2,3

Portfolio Managers Thomas H. Luster, CFA; Stewart D. Taylor

			Since
% Average Annual Total Returns	Inception Date	1 Year	Inception

Class A at NAV	4/1/2010	5.22%	5.34%
Class A at 2.25% Maximum Sales Charge	—	2.90	3.84
Class C at NAV	4/1/2010	4.45	4.50
Class C at 1% Maximum Sales Charge	—	3.45	4.50
Class I at NAV	4/1/2010	5.59	5.60

BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury Index	4/1/2010	5.26%	5.37%

Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I

Gross	2.63%	3.38%	2.38%
Net	1.15	1.90	0.90
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

			With Maximum
	Period Beginning	At NAV	Sales Charge

Class C	4/1/2010	$10,723	N.A.

Class I	4/1/2010	$10,902	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Short Term Real Return Fund
October 31, 2011
Fund Profile5

Asset Allocation (% of total investments)6

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Short Term Real Return Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation-Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least 1 year and less than 5 years. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/12. Without the reimbursement, performance would have been lower.

[5]	Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolios.

[6]	Calculation shows the Fund’s pro-rated share of each Portfolio’s total investments plus the Fund’s direct investments in securities and derivatives. Derivative positions are reflected at their unrealized appreciation (depreciation).

Fund profile subject to change due to active management.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 – October 31, 2011).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid		Annualized
	Account Value	Account Value	During Period*		Expense
	(5/1/11)	(10/31/11)	(5/1/11 – 10/31/11)		Ratio

Actual
Class A	$1,000.00	$1,001.10	$5.80	**	1.15%
Class C	$1,000.00	$997.40	$9.57	**	1.90%
Class I	$1,000.00	$1,003.40	$4.54	**	0.90%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.85	**	1.15%
Class C	$1,000.00	$1,015.60	$9.65	**	1.90%
Class I	$1,000.00	$1,020.70	$4.58	**	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2011. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Portfolio of Investments

Investments in Affiliated Portfolios — 98.5%

Security		Value

Inflation-Linked Securities Portfolio (identified cost, $45,715,888)		$45,929,433
Floating Rate Portfolio (identified cost, $30,321,999)		30,376,751

Total Investments in Affiliated Portfolios
(identified cost $76,037,887)		$76,306,184

Short-Term Investments — 1.0%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(1)	$737	$737,209

Total Short-Term Investments
(identified cost $737,209)(2)		$737,209

Total Investments — 99.5%
(identified cost $76,775,096)		$77,043,393

Other Assets, Less Liabilities — 0.5%		$405,161

Net Assets — 100.0%		$77,448,554

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

(2)	Cost for federal income taxes is the same.

See Notes to Financial Statements.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Investments in affiliated Portfolios, at value (identified cost, $76,037,887)	$76,306,184
Affiliated investment, at value (identified cost, $737,209)	737,209
Interest receivable from affiliated investment	51
Receivable for Fund shares sold	97,763
Receivable for open swap contracts	562,526

Total assets	$77,703,733

Liabilities

Payable for open swap contracts	$11,448
Payable for Fund shares redeemed	116,452
Distributions payable	42,446
Payable to affiliates:
Investment adviser fee	10,729
Distribution and service fees	24,397
Trustees’ fees	42
Accrued expenses	49,665

Total liabilities	$255,179

Net Assets	$77,448,554

Sources of Net Assets

Paid-in capital	$75,799,381
Accumulated net realized gain	870,273
Accumulated distributions in excess of net investment income	(40,475)
Net unrealized appreciation	819,375

Total	$77,448,554

Class A Shares

Net Assets	$37,214,579
Shares Outstanding	3,584,180
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.38
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.62

Class C Shares

Net Assets	$18,978,000
Shares Outstanding	1,829,311
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.37

Class I Shares

Net Assets	$21,255,975
Shares Outstanding	2,048,749
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.38

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest and other income allocated from Portfolios	$2,078,914
Interest allocated from affiliated investment	832
Expenses allocated from affiliated investment	(93)
Expenses allocated from Portfolios	(341,797)

Total investment income	$1,737,856

Expenses

Investment adviser fee	$4,847
Administration fee	84,645
Distribution and service fees
Class A	51,475
Class C	84,927
Trustees’ fees and expenses	500
Custodian fee	32,467
Transfer and dividend disbursing agent fees	36,742
Legal and accounting services	28,317
Printing and postage	27,851
Registration fees	54,942
Miscellaneous	8,228

Total expenses	$414,941

Deduct —
Waiver of fees and reimbursement of expenses by affiliate	$108,077

Total expense reductions	$108,077

Net expenses	$306,864

Net investment income	$1,430,992

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions allocated from affiliated investment	$30
Swap contracts	85,607
Net realized gain (loss) allocated from Portfolios —
Investment transactions	941,459
Written options	2,130
Swap contracts	213
Foreign currency and forward foreign currency exchange contract transactions	(52,772)

Net realized gain	$976,667

Change in unrealized appreciation (depreciation) —
Swap contracts	$430,845
Change in unrealized appreciation (depreciation) allocated from Portfolios —
Investments	(197,066)
Written options	(2,492)
Swap contracts	(6,920)
Foreign currency and forward foreign currency exchange contracts	38,136

Net change in unrealized appreciation (depreciation)	$262,503

Net realized and unrealized gain	$1,239,170

Net increase in net assets from operations	$2,670,162

See Notes to Financial Statements.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended	Period Ended
Increase (Decrease) in Net Assets	October 31, 2011	October 31, 2010(1)

From operations —
Net investment income	$1,430,992	$132,815
Net realized gain from investment transactions, written options, swap contracts and foreign currency and forward foreign currency exchange contract transactions	976,667	219,202
Net change in unrealized appreciation (depreciation) from investments, written options, swap contracts, foreign currency and forward foreign currency exchange contracts	262,503	556,872

Net increase in net assets from operations	$2,670,162	$908,889

Distributions to shareholders —
From net investment income
Class A	$(560,331)	$(12,234)
Class C	(159,137)	(1,044)
Class I	(804,661)	(135,130)
From net realized gain
Class A	(65,033)	—
Class C	(11,848)	—
Class I	(210,308)	—

Total distributions to shareholders	$(1,811,318)	$(148,408)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$40,864,381	$4,760,777
Class C	19,177,738	895,571
Class I	10,681,340	27,187,810
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	583,010	11,714
Class C	147,141	735
Class I	92,003	1,901
Cost of shares redeemed
Class A	(9,160,752)	(207,406)
Class C	(1,276,164)	(58,629)
Class I	(17,871,941)	—

Net increase in net assets from Fund share transactions	$43,236,756	$32,592,473

Net increase in net assets	$44,095,600	$33,352,954

Net Assets

At beginning of period	$33,352,954	$—

At end of period	$77,448,554	$33,352,954

Accumulated distributions in excess of net investment income

At end of period	$(40,475)	$(17,408)

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

See Notes to Financial Statements.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Financial Highlights

	Class A

	Year Ended	Period Ended
	October 31, 2011	October 31, 2010(1)

Net asset value — Beginning of period	$10.200	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.261	$0.077
Net realized and unrealized gain	0.265	0.242

Total income from operations	$0.526	$0.319

Less Distributions

From net investment income	$(0.270)	$(0.119)
From net realized gain	(0.076)	—

Total distributions	$(0.346)	$(0.119)

Net asset value — End of period	$10.380	$10.200

Total Return(3)	5.22%	3.22	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$37,215	$4,641
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.15%	1.15	%(8)
Net investment income	2.53%	1.30	%(8)
Portfolio Turnover of the Fund(9)	22%	1	%(4)
Portfolio Turnover of Inflation-Linked Securities Portfolio	801%	309	%(4)
Portfolio Turnover of Floating Rate Portfolio	56%	39	%(10)

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.19% and 1.48% of average daily net assets for the year ended October 31, 2011 and the period from the start of business, April 1, 2010, to October 31, 2010, respectively).
(8)	Annualized.
(9)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
(10)	For the Portfolio’s year ended October 31, 2010.

See Notes to Financial Statements.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Financial Highlights — continued

	Class C

	Year Ended	Period Ended
	October 31, 2011	October 31, 2010(1)

Net asset value — Beginning of period	$10.190	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.176	$0.033
Net realized and unrealized gain	0.274	0.232

Total income from operations	$0.450	$0.265

Less Distributions

From net investment income	$(0.194)	$(0.075)
From net realized gain	(0.076)	—

Total distributions	$(0.270)	$(0.075)

Net asset value — End of period	$10.370	$10.190

Total Return(3)	4.45%	2.66	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,978	$849
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.90%	1.90	%(8)
Net investment income	1.71%	0.55	%(8)
Portfolio Turnover of the Fund(9)	22%	1	%(4)
Portfolio Turnover of Inflation-Linked Securities Portfolio	801%	309	%(4)
Portfolio Turnover of Floating Rate Portfolio	56%	39	%(10)

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.19% and 1.48% of average daily net assets for the year ended October 31, 2011 and the period from the start of business, April 1, 2010, to October 31, 2010, respectively).
(8)	Annualized.
(9)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
(10)	For the Portfolio’s year ended October 31, 2010.

See Notes to Financial Statements.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Financial Highlights — continued

	Class I

	Year Ended	Period Ended
	October 31, 2011	October 31, 2010(1)

Net asset value — Beginning of period	$10.190	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.284	$0.086
Net realized and unrealized gain	0.278	0.236

Total income from operations	$0.562	$0.322

Less Distributions

From net investment income	$(0.296)	$(0.132)
From net realized gain	(0.076)	—

Total distributions	$(0.372)	$(0.132)

Net asset value — End of period	$10.380	$10.190

Total Return(3)	5.59%	3.25	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21,256	$27,864
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.90%	0.90	%(8)
Net investment income	2.75%	1.47	%(8)
Portfolio Turnover of the Fund(9)	22%	1	%(4)
Portfolio Turnover of Inflation-Linked Securities Portfolio	801%	309	%(4)
Portfolio Turnover of Floating Rate Portfolio	56%	39	%(10)

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(7)	The investment adviser of a Portfolio and/or the investment adviser and the administrator of the Fund reimbursed expenses (equal to 0.19% and 1.48% of average daily net assets for the year ended October 31, 2011 and the period from the start of business, April 1, 2010, to October 31, 2010, respectively).
(8)	Annualized.
(9)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
(10)	For the Portfolio’s year ended October 31, 2010.

See Notes to Financial Statements.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Short Term Real Return Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is real return (real return is defined as total return less the estimated cost of inflation (typically measured by the change in an official inflation measure)). The Fund currently pursues its objective by investing substantially all of its investable assets in interests in the following two Portfolios managed by Eaton Vance Management (EVM) or its affiliates: Inflation-Linked Securities Portfolio and Floating Rate Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Inflation-Linked Securities Portfolio and Floating Rate Portfolio (99.9% and 0.3%, respectively, at October 31, 2011). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Inflation-Linked Securities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of Floating Rate Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by Inflation-Linked Securities Portfolio is discussed in Note 1A of Inflation-Linked Securities Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Additional valuation policies for Floating Rate Portfolio (the Portfolio) are as follows: The Portfolio’s investments are primarily in interests in senior floating-rate loans (Senior Loans) of domestic and foreign issues. Interests in Senior Loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Notes to Financial Statements — continued

In addition to investing in the Portfolios, the Fund may invest directly in securities or other instruments. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Inflation swaps, as invested directly by the Fund, are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

B Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on April 1, 2010 to October 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

I Inflation Swaps — Pursuant to inflation swap agreements, the Fund either makes floating-rate payments on a benchmark index in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

J Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the basis of identified cost.

2 Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Notes to Financial Statements — continued

financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended October 31, 2011 and the period from the start of business on April 1, 2010 to October 31, 2010 was as follows:

	Year Ended	Period Ended
	October 31, 2011	October 31, 2010

Distributions declared from:
Ordinary income	$1,811,318	$148,408

During the year ended October 31, 2011, accumulated net realized gain was decreased by $133,636, accumulated distributions in excess of net investment income was decreased by $70,070 and paid-in capital was increased by $63,566 due to differences between book and tax accounting, primarily for swap contracts, dividend redesignations, premium amortization, mixed straddles, defaulted bond interest and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$816,045
Net unrealized appreciation	$875,574
Other temporary differences	$(42,446)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, defaulted bond interest, partnership allocations, written options contracts and the timing of recognizing distributions to shareholders.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.50% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fee. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2011, the Fund’s allocated portion of the investment adviser fee paid by the Portfolios totaled $261,966 and the investment adviser fees paid by the Fund on Investable Assets amounted to $4,847. For the year ended October 31, 2011, the Fund’s investment adviser fee, including the investment adviser fees allocated from the Portfolios, was 0.47% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2011, the administration fee amounted to $84,645.

EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.15%, 1.90% and 0.90% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2012. Pursuant to this agreement, EVM waived fees and reimbursed expenses of $108,077 for the year ended October 31, 2011.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2011, EVM earned $783 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $13,443 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2011. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Notes to Financial Statements — continued

4 Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2011 amounted to $51,475 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2011, the Fund paid or accrued to EVD $63,925 for Class C shares.

Pursuant to the Class C Plan, the Fund makes payments of service fees to EVD, financial intermediaries and other persons equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2011 amounted to $21,002 for Class C shares.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2011, the Fund was informed that EVD received approximately $400 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6 Investment Transactions

For the year ended October 31, 2011, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Inflation-Linked Securities Portfolio	$31,949,576	$7,346,389
Floating Rate Portfolio	21,210,223	4,877,015

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended	Period Ended
Class A	October 31, 2011	October 31, 2010(1)

Sales	3,960,135	474,564
Issued to shareholders electing to receive payments of distributions in Fund shares	56,206	1,158
Redemptions	(887,318)	(20,565)

Net increase	3,129,023	455,157

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Notes to Financial Statements — continued

	Year Ended	Period Ended
Class C	October 31, 2011	October 31, 2010(1)

Sales	1,855,582	89,096
Issued to shareholders electing to receive payments of distributions in Fund shares	14,161	73
Redemptions	(123,721)	(5,880)

Net increase	1,746,022	83,289

	Year Ended	Period Ended
Class I	October 31, 2011	October 31, 2010(1)

Sales	1,030,824	2,734,826
Issued to shareholders electing to receive payments of distributions in Fund shares	8,876	188
Redemptions	(1,725,965)	—

Net increase (decrease)	(686,265)	2,735,014

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

At October 31, 2011, EVM owned 17% of the value of the outstanding shares of the Fund.

8 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2011 is as follows:

Inflation Swaps
						Net Unrealized
	Notional	Fund	Fund		Termination	Appreciation
Counterparty	Amount	Pays	Receives		Date	(Depreciation)

Barclays Bank PLC	$3,000,000	1.270%	Return on CPI-U (NSA	)	7/29/13	$91,089
Citibank NA	1,000,000	1.520	Return on CPI-U (NSA	)	4/8/12	22,253
Citibank NA	6,000,000	2.220	Return on CPI-U (NSA	)	2/25/13	69,516
Citibank NA	3,500,000	1.735	Return on CPI-U (NSA	)	6/28/13	4,480
Citibank NA	1,500,000	1.280	Return on CPI-U (NSA	)	10/1/13	51,107
Citibank NA	8,000,000	1.775	Return on CPI-U (NSA	)	11/2/13	(11,448)
Credit Suisse	3,500,000	1.185	Return on CPI-U (NSA	)	7/23/13	114,852
Credit Suisse	3,500,000	1.210	Return on CPI-U (NSA	)	7/27/13	112,514

						$454,363

CPI-U (NSA) - Consumer Price Index All Urban Non-Seasonally Adjusted

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Notes to Financial Statements — continued

Interest Rate Swaps
		Fund				Net
	Notional	Pays/Receives	Floating	Annual	Termination	Unrealized
Counterparty	Amount	Floating Rate	Rate Index	Fixed Rate	Date	Appreciation

Barclays Bank PLC	$1,000,000	Pays	3-month USD-LIBOR-BBA	1.283%	4/8/12	$4,163
Citibank NA	3,500,000	Pays	3-month USD-LIBOR-BBA	0.812	7/23/12	14,912
Citibank NA	1,500,000	Pays	3-month USD-LIBOR-BBA	0.593	10/1/12	1,381
Citibank NA	8,000,000	Pays	3-month USD-LIBOR-BBA	0.569	11/2/13	360
Credit Suisse	3,500,000	Pays	3-month USD-LIBOR-BBA	0.810	7/27/12	14,675
Credit Suisse	3,000,000	Pays	3-month USD-LIBOR-BBA	0.853	7/29/12	13,868
Credit Suisse	6,000,000	Pays	3-month USD-LIBOR-BBA	0.918	2/25/13	36,220
Credit Suisse	3,500,000	Pays	3-month USD-LIBOR-BBA	0.627	6/28/13	11,136

						$96,715

At October 31, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective and its use of derivatives. The Fund enters into interest rate and inflation swap agreements to swap nominal interest payments with respect to its investments in floating-rate debt (including floating-rate loans) for payments based on changes in the U.S. Consumer Price Index or other measures of inflation.

The Fund enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At October 31, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $11,448.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2011, the maximum amount of loss the Fund would incur due to counterparty risk was $562,526, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $303,265. To mitigate this risk, the Fund has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. At October 31, 2011, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $11,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2011 was as follows:

	Fair Value

Derivative	Asset Derivative(1)	Liability Derivative(2)

Swap Contracts	$562,526	$(11,448)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.
(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income(1)	Derivatives Recognized in Income(2)

Swap Contracts	$85,607	$430,845

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of swaps outstanding during the year ended October 31, 2011, which is indicative of the volume of this derivative type, was approximately $37,231,000.

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$76,306,184	$—	$—	$76,306,184
Short-Term Investments	—	737,209	—	737,209

Total Investments	$76,306,184	$737,209	$—	$77,043,393

Swap Contracts	$—	$562,526	$—	$562,526

Total	$76,306,184	$1,299,735	$—	$77,605,919

Liability Description

Swap Contracts	$—	$(11,448)	$—	$(11,448)

Total	$—	$(11,448)	$—	$(11,448)

The Fund held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Short Term Real Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Term Real Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, April 1, 2010, to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Term Real Return Fund as of October 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from the start of business, April 1, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2011

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Inflation-Linked Securities Portfolio

October 31, 2011

Portfolio of Investments

U.S. Treasury Obligations — 110.6%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Inflation-Protected Notes:
0.125%, 4/15/16(1)	$5,850	$6,136,625
1.625%, 1/15/15(1)(2)	5,222	5,689,851
1.875%, 7/15/15(1)	2,591	2,881,711
2.00%, 4/15/12(1)	12,614	12,740,560
3.375%, 1/15/12(1)	23,218	23,374,290

Total U.S. Treasury Obligations
(identified cost $50,607,123)		$50,823,037

Call Options Purchased — 0.0%(3)

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

U.S. 5-Year Treasury Note Future 12/2011	15	$123.50	11/25/11	$2,109

Total Call Options Purchased
(identified cost $1,984)				$2,109

Short-Term Investments — 1.2%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(4)	$535	$535,372

Total Short-Term Investments
(identified cost $535,372)		$535,372

Total Investments — 111.8%
(identified cost $51,144,479)		$51,360,518

Call Options Written — 0.0%(3)

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

U.S. 5-Year Treasury Note Future 12/2011	5	$122.00	11/25/11	$(4,258)
U.S. 5-Year Treasury Note Future 12/2011	10	122.50	11/25/11	(5,312)

Total Call Options Written
(premiums received $7,078)				$(9,570)

Other Assets, Less Liabilities — (11.8)%				$(5,420,436)

Net Assets — 100.0%				$45,930,512

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(2)	Security (or a portion thereof) was purchased on a forward commitment basis.

(3)	Amount is less than 0.05%.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.

Inflation-Linked Securities Portfolio

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $50,609,107)	$50,825,146
Affiliated investment, at value (identified cost, $535,372)	535,372
Restricted cash*	10,574
Interest receivable	285,070
Interest receivable from affiliated investment	41
Receivable from affiliate	4,098

Total assets	$51,660,301

Liabilities

Written options outstanding, at value (premiums received, $7,078)	$9,570
Payable for investments purchased	5,668,437
Payable to affiliates:
Investment adviser fee	17,607
Trustees’ fees	137
Accrued expenses	34,038

Total liabilities	$5,729,789

Net Assets applicable to investors’ interest in Portfolio	$45,930,512

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$45,716,965
Net unrealized appreciation	213,547

Total	$45,930,512

*	Represents restricted cash on deposit at the broker as collateral for written options.

See Notes to Financial Statements.

Inflation-Linked Securities Portfolio

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Interest	$988,999
Interest allocated from affiliated investment	983
Expenses allocated from affiliated investment	(120)

Total investment income	$989,862

Expenses

Investment adviser fee	$150,120
Trustees’ fees and expenses	1,534
Custodian fee	38,259
Legal and accounting services	28,948
Miscellaneous	2,525

Total expenses	$221,386

Net investment income	$768,476

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$831,719
Investment transactions allocated from affiliated investment	40
Written options	2,130

Net realized gain	$833,889

Change in unrealized appreciation (depreciation) —
Investments	$72,808
Written options	(2,492)

Net change in unrealized appreciation (depreciation)	$70,316

Net realized and unrealized gain	$904,205

Net increase in net assets from operations	$1,672,681

See Notes to Financial Statements.

Inflation-Linked Securities Portfolio

October 31, 2011

Statements of Changes in Net Assets

	Year Ended	Period Ended
Increase (Decrease) in Net Assets	October 31, 2011	October 31, 2010(1)

From operations —
Net investment income (loss)	$768,476	$(20,401)
Net realized gain from investment transactions and written options	833,889	232,633
Net change in unrealized appreciation (depreciation) from investments and written options	70,316	143,231

Net increase in net assets from operations	$1,672,681	$355,463

Capital transactions —
Contributions	$31,949,576	$19,380,148
Withdrawals	(7,346,389)	(80,967)

Net increase in net assets from capital transactions	$24,603,187	$19,299,181

Net increase in net assets	$26,275,868	$19,654,644

Net Assets

At beginning of period	$19,654,644	$—

At end of period	$45,930,512	$19,654,644

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.

See Notes to Financial Statements.

Inflation-Linked Securities Portfolio

October 31, 2011

Supplementary Data

	Year Ended	Period Ended
Ratios/Supplemental Data	October 31, 2011	October 31, 2010(1)

Ratios (as a percentage of average daily net assets):
Expenses	0.66%	1.15	%(2)(3)
Net investment income (loss)	2.30%	(0.37	)%(2)
Portfolio Turnover	801%	309	%(4)

Total Return	5.15%	2.50	%(4)

Net assets, end of period (000’s omitted)	$45,931	$19,655

(1)	For the period from the start of business, April 1, 2010, to October 31, 2010.
(2)	Annualized.
(3)	The investment adviser reimbursed expenses equal to 0.07% of average daily net assets for the period from the start of business, April 1, 2010, to October 31, 2010.
(4)	Not annualized.

See Notes to Financial Statements.

Inflation-Linked Securities Portfolio

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Inflation-Linked Securities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is real return (real return is defined as total return less the estimated cost of inflation (typically measured by the change in an official inflation measure)). The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2011, Eaton Vance Short Term Real Return Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed since the start of business on April 1, 2010 to October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of

Inflation-Linked Securities Portfolio

October 31, 2011

Notes to Financial Statements — continued

liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

I Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

J Forward Purchase Commitments — The Portfolio may purchase fixed-income securities on a forward commitment basis with payment and delivery taking place in the future. Forward purchase commitments may be entered into with the intention of acquiring securities or for purposes of investment leverage. In such a transaction, the Portfolio is securing what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment was made. From the time of entering into the transaction until delivery and payment is made at a later date (or until a separate agreement is entered into to sell the securities before the settlement date), the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2011, the investment adviser fee was 0.45% of the Portfolio’s average daily net assets and amounted to $150,120.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2011 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$—	$—
U.S. Government and Agency Securities	188,997,444	185,785,330

	$188,997,444	$185,785,330

Inflation-Linked Securities Portfolio

October 31, 2011

Notes to Financial Statements — continued

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$51,224,659

Gross unrealized appreciation	$173,442
Gross unrealized depreciation	(37,583)

Net unrealized appreciation	$135,859

5 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at October 31, 2011 is included in the Portfolio of Investments.

Written options activity for the year ended October 31, 2011 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	—	$—
Options written	40	22,225
Options terminated in closing purchase transactions	(25)	(15,147)

Outstanding, end of year	15	$7,078

At October 31, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective and its use of derivatives. The Portfolio enters into options on U.S. Treasury futures contracts to enhance yield. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2011 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Purchased options	$2,109	$—
Written options	—	(9,570)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

Inflation-Linked Securities Portfolio

October 31, 2011

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income	Derivatives Recognized in Income

Purchased options	$—	$125	(1)
Written options	2,130 (2)	(2,492	)(3)

(1)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments.
(2)	Statement of Operations location: Net realized gain (loss) – Written options.
(3)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

The average number of purchased options contracts outstanding during the year ended October 31, 2011, which is indicative of the volume of this derivative type, was approximately 1 contract.

6 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million ($450 million prior to September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% (0.10% prior to September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2011.

7 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$—	$50,823,037	$—	$50,823,037
Call Options Purchased	2,109	—	—	2,109
Short-Term Investments	—	535,372	—	535,372

Total Investments	$2,109	$51,358,409	$—	$51,360,518

Liability Description

Call Options Written	$(9,570)	$—	$—	$(9,570)

Total	$(9,570)	$—	$—	$(9,570)

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the fiscal year to date then ended was not significant.

Inflation-Linked Securities Portfolio

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Inflation-Linked Securities Portfolio:

We have audited the accompanying statement of assets and liabilities of Inflation-Linked Securities Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended and the statements of changes in net assets and the supplementary data for the year then ended and for the period from the start of business, April 1, 2010, to October 31, 2010. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Inflation-Linked Securities Portfolio as of October 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the supplementary data for the year then ended and for the period from the start of business, April 1, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2011

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust), Floating Rate Portfolio (FRP), Inflation-Linked Securities Portfolio (ILSP) and Short-Term U.S. Government Portfolio (STUSGP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolios	Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust, FRP and STUSGP since 2007 and of ILSP since 2010	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust, FRP and STUSGP since 2005 and of ILSP since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust, FRP and STUSGP since 2007 and of ILSP since 2010	Private investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust, FRP and STUSGP since 2003 and of ILSP since 2010	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolios	Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust, FRP and STUSGP since 2003 and of ILSP since 2010	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust, FRP and STUSGP since 2008 and of ILSP since 2010	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998; of FRP since 2000; of STUSGP since 2002; and of ILSP since 2010	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust, FRP and STUSGP since 2005 and of ILSP since 2010	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolios	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Thomas H. Luster 1962	President of ILSP	Since 2010	Vice President of EVM and BMR.

Scott H. Page 1959	President of FRP	Since 2007	Vice President of EVM and BMR.

Mark S. Venezia 1949	President of STUSGP	Since 2002	Vice President of EVM and BMR.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005, of FRP and STUSGP since 2008 and of ILSP since 2010	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary of the Trust, FRP and STUSGP since 2007 and of ILSP since 2010; and Chief Legal Officer of the Trust, FRP and STUSGP since 2008 and of ILSP since 2010	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust, FRP and STUSGP since 2004 and of ILSP since 2010	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Mr. Richardson was Vice President of the Trust since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance
Short Term Real Return Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if available) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Investment Adviser of Inflation-Linked Securities Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance Short Term Real Return Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4596-12/11	STRRSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Short Term Real Return Fund (the “Fund”) is a series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 16 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.
The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2010 and October 31, 2011 by the fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Short Term Real Return Fund

Fiscal Period Ended	10/31/10	10/31/11

Audit Fees	$11,550	$11,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,000	$10,100
All Other Fees(3)	$500	$300

Total	$22,050	$22,050

1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/09	12/31/09	10/31/10	11/30/10	12/31/10	10/31/11

Audit Fees	$47,600	$247,995	$11,550	$47,600	$258,710	$11,650
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$12,950	$117,870	$10,000	$15,200	$128,370	$10,100
All Other Fees	$5,000	$26,500	$500	$2,800	$20,400	$300

Total	$65,550	$392,365	$22,050	$65,600	$407,480	$22,050

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/09	12/31/09	10/31/10	11/30/10	12/31/10	10/31/11

Registrant(1)	$17,950	$144,370	$10,500	$18,000	$148,770	$10,400
Eaton Vance(2)	$260,717	$288,295	$278,901	$278,901	$250,973	$226,431

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Special Investment Trust

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	December 23, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	December 23, 2011

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	December 23, 2011